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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 7, 2000



                              BIOMUNE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



         Nevada                      0-11472                   870380088
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)            Identification No.)



         64 East Winchester Drive, Suite 303, Salt Lake City, Utah 84107
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (801) 466-3441


                 2401 South Foothill Drive, Salt Lake City, Utah
              84109-1405 (Former name or former address, if changed
                               since last report.)




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ITEM 5. OTHER EVENTS

         On August 7, 2000, pursuant to a Stock Purchase Agreement between Biomune Systems, Inc. ("Biomune") and Donlar Corporation ("Donlar"), Biomune issued 2,136,554 (the "Initial Common Shares") shares of common stock, par value $0.0001 per share (the "Common Stock"), in a private placement to Donlar. The Initial Common Shares were issued to Donlar in exchange for a promissory note (the "Note") in the principal amount of $1,115,024.80. Interest is payable on the Note at a rate of ten percent (10%) beginning from the date of issuance until maturity at December 31, 2000, or such earlier time of prepayment at the sole election of Donlar. Donlar is restricted from voting the Initial Common Shares until payment of the note is made in full. The terms of the sale of the Initial Common Shares are more fully set forth in the Stock Purchase Agreement and the Note attached hereto as Exhibits 10.1 and 10.2, respectively.

         In connection  with the sale of the Initial Common Shares,  Mr. Michael
G. Acton, the President and Chief Executive Officer of Biomune, entered into a Consulting Agreement with Donlar, pursuant to which Mr. Acton will act as a consultant to Donlar for a period of one (1) year in exchange for a consulting fee of $10,416.67 per month for the term of the agreement. A copy of the Consulting Agreement is attached hereto as Exhibit 10.3.

         On August 8, 2000, Biomune and Donlar entered into an Asset Purchase Agreement whereby Biomune has agreed to, acquire substantially all of the assets of Donlar, and to license Donlar's intellectual property assets on an exclusive world-wide basis, in exchange for 859,990 shares (the "Secondary Common Shares") of Common Stock and 8,710,015 shares of Series H Preferred Stock of Biomune (the "Series H Shares") to be issued to Donlar. The closing of the transactions contemplated by the Asset Purchase Agreement are subject to numerous conditions, including approval of both Biomune and Donlar shareholders. The terms and conditions of this transaction are more fully set forth in the Asset Purchase Agreement attached hereto as Exhibit 10.4.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not Applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         Exhibit No.                     Exhibit Description

           10.1 Stock Purchase Agreement, dated as of August 7, 2000, between Biomune Systems, Inc. and Donlar Corporation.

           10.2          Promissory   Note   in   the   principal    amount   of
                         $1,115,024.80, dated as of August 7, 2000.

           10.3 Consulting Agreement, dated as of August 7, 2000, between Michael G. Acton and Donlar Corporation.

           10.4 Asset Purchase Agreement, dated as of August 7, 2000, between Biomune Systems, Inc. and Donlar Corporation.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BIOMUNE SYSTEMS, INC.


                                        By: /s/ Michael Acton
                                           -------------------------------------
                                        Michael Acton, President
                                        and Chief Executive Officer
Date: August 15, 2000




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                                  EXHIBIT INDEX


         Exhibit No.                Exhibit Description

           10.1 Stock Purchase Agreement, dated as of August 7, 2000, between Biomune Systems, Inc. and Donlar Corporation.

           10.2          Promissory   Note   in   the   principal    amount   of
                         $1,115,024.80, dated as of August 7, 2000.

           10.3 Consulting Agreement, dated as of August 7, 2000, between Michael G. Acton and Donlar Corporation.

           10.4 Asset Purchase Agreement, dated as of August 7, 2000, between Biomune Systems, Inc. and Donlar Corporation.